NYSE BBX FEBRUARY 2007 February 6, 2007 Prepared:

(NYSE:BBX) Assets1 $6.5 Billion Equity Capital1 $525 Million Market Capitalization2 $811 Million Book Value per Share1 $8.60 Price to Book2 1.54x 1At 12/31/06 2Based on $13.28 per share closing price on 1/31/07 and outstanding shares as of 12/31/06 BANKATLANTIC BANCORP

NETWORK BANKATLANTIC STORES (92) LOAN PRODUCTION OFFICES (6)

FLORIDA DEPOSIT RANKING* Institution Branches Deposits ($ in Billions) *Other institution's branch & deposit data as of 6/30/06; BankAtlantic's as of 12/31/06 Source: Florida Bankers Assoc. 1. Bank of America 751 $70.5 2. Wachovia 727 63.8 3. SunTrust 526 36.3 4. Washington Mutual 251 12.2 5. AmSouth 243 10.9 6. Colonial 165 9.8 7. Regions 151 8.3 8. World Savings 51 8.2 . . . . . . . . . . . . 13. BankAtlantic 88 $3.9 BANKATLANTIC

BankAtlantic Deposits (In millions) BankAtlantic Market Share As of 6/30/06 Source: Florida Bankers Assoc. MARKET SHARE Broward (Fort Lauderdale) $1,702 5.3% 5 Palm Beach / Treasure Coast 1,276 3.2% 7 Miami-Dade 620 0.9% 20 Tampa Bay 222 0.7% 20 BankAtlantic Footprint 3,819 3.6% 9 BANKATLANTIC BankAtlantic Rank

Number of Counters in Service: 90 4Q '04 1Q '05 2Q '05 3Q '05 4Q '05 1Q '06 2Q '06 3Q '06 4Q '06 East 68.121 71.113 86.718 97.025 90.63 104.28 122.767 114 128 SELF SERVICE COIN COUNTER Number of Transactions (In thousands)

Savings4% DDA12% NOW9% MMKT24% CDs51% East 103055 278707 198295 559390 1182074 DEPOSIT MIX Savings10% DDA28% NOW20% MMKT20% CDs23% East 369504 1056254 746837 755221 868777 Core Deposits = 25% Core Deposits = 57% Average Balances 1Includes Public & Brokered CDs

2001 2002 2003 2004 2005 2006 NEW LOW COST DEP 43 99 145 166 226 270 NEW CORE DEPOSIT ACCOUNTS (CHECKING AND SAVINGS)* *DDA, NOW, Savings Compound Growth 44.4% (In thousands)

DEPOSIT GROWTH DDA NOW SAVINGS MMA CDs 4Q'05 1020 756 314 846 817 4Q'06 996 779 465 678 949 CORE DEPOSITS* 4Q'05 2090 4Q'06 2240 Period-end Balances -2% 3% 48% 16% 0.50% 0.00% 0.72% 1.32% 4.51% -20% 2.29% 4Q'06 Deposit Cost % Growth Year Over Year 7% *DDA, NOW, Savings YEAR-OVER-YEAR CHANGE

1 DDA, NOW, Savings 2 Includes Stores open for 1 year or more - 75 stores 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 LCD GROWTH 0.346 0.369 0.271 0.298 0.272 0.235 0.231 0.169 0.166 0.102 0.06 0.066 CORE DEPOSIT GROWTH1 "SAME STORE,"2 YEAR-OVER-YEAR CHANGE Period-end Balances

CORE DEPOSITS* 1Q'02 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 Low Cost Deposit % 0.293 0.411 0.429 0.454 0.493 0.5 0.501 0.526 0.531 0.543 0.54 0.557 0.579 0.584 0.5727 0.5794 *DDA, NOW, Savings % OF TOTAL DEPOSITS Period-end Balances Last quarter before becoming "Florida's Most Convenient Bank"

DEMAND DEPOSITS 1Q'02 2Q'03 3Q'03 4Q'03 1Q'04 2Q'04 3Q'04 4Q'04 1Q'05 2Q'05 3Q'05 4Q'05 1Q'06 2Q'06 3Q'06 4Q'06 Low Cost Deposit % 0.13 0.188 0.199 0.211 0.238 0.242 0.241 0.258 0.263 0.282 0.276 0.272 0.291 0.2919 0.2752 0.2575 % OF TOTAL DEPOSITS Period-end Balances Last quarter before becoming "Florida's Most Convenient Bank"

TOTAL DEPOSITS 2001 2002 2003 2004 2005 2006 Total Deposits 2.276567 2.920555 3.058142 3.457202 3.752676 3.867036 Compound Growth 11.2% Cost of Deposits 3.68% 2.20% 1.23% 54 72 73 Number of Stores Period-end Balances, Billions 74 0.88% 8.6% 77 1.10% 3.0% 1.55% 88

1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 Core Deposits 604 2561 6769 11945 25514 41247 57519 92236 NEW STORE1 CORE DEPOSIT2 GROWTH Dollars in Millions *17 new stores open since 2005 2DDA, NOW, Savings

1Q2005 2Q2005 3Q2005 4Q2005 1Q2006 2Q2006 3Q2006 4Q2006 Total Deposits 737 4974 17471 32370 54882 79287 110338 163380 NEW STORE* TOTAL DEPOSIT GROWTH Dollars in Thousands *17 new stores open since 2005

GROWING FEE INCOME $5.8 Million -10.2% vs 4Q'05 $26.1 Million +46.5% vs 4Q'05 Debit Card Deposit Fees 4Q'06 FEE INCOME $33.3 Million Other $1.4 Million +31.0% vs 4Q'05

2001 2002 2003 2004 2005 2006 Fee Income 32.368349 42.430051 63.250105 78.68041 95.02268012 123.561849 Compound Growth 30.7% 30.0% FEE INCOME Dollars in Millions 20.8%

2001 2002 2003 2004 2005 2006 Total Loans 2.774238 3.37263 3.686153 4.599048 4.624772 4.59592 Compound Growth 10.6% Loan to Deposit Ratio 122% 115% 121% 133% 123% Period-end Balances, Billions LOAN GROWTH 119%

Residential Loans44% Commercial Loans37% Consumer Loans11% Small Business Loans3% Corporate Loans.5% East 1323144 1116835 315873 98231 153588 LOAN PORTFOLIO MIX Residential Loans46% Commercial Loans33% Consumer Loans12% Small Business Loans6% Corporate Loans3% East 2099664 1499388 558769 259816 140465 Average Balances

2001 2002 2003 2004 2005 2006 NIM 0.0361 0.0352 0.0328 0.0379 0.0385 0.0404 NET INTEREST MARGIN1 1The tax equivalent basis is computed using a 35% tax rate 2Adjusted to exclude loan participations sold accounted for as secured borrowings 2 2

2001 2002 2003 2004 2005 2006 2006 Non Performing Assets % Loans & Other Assets 1.2% 0.8% 0.4% 0.2% 0.2% 0.6% 0.6% Annualized Net Charge-offs / (Recoveries) to Avg. Loans O/S 0.6% 0.6% 0.0% -0.1% -0.0% 0.1% 0.1% Loan Loss Reserve / NPL 114.4% 235.6% 422.1% 582.2% 605.7% 982.9% 982.9% ASSET QUALITY

BANKATLANTIC OPPORTUNITIES Store Expansion Program 17 new stores in 2005-2006 24 new stores anticipated in 2007 Generated over 50% ($80 million) of BankAtlantic core deposit growth in 2006 Entered Orlando market in 2007 Operating Expenses Focus on expense discipline to fund growth strategy Reduction of marketing expenses by approximately $10 million to 2005 levels

Revenue: 4Q'06 $(2.7) Million Revenue: 4Q'06 $90.3 Million Parent Company BankAtlantic Revenue: 4Q'06 $87.6 Million +13.6% vs 4Q'05 BANKATLANTIC BANCORP

Operating Net Income: (1) 4Q'06 $1.0 Million -86.6% vs 4Q'05 BANKATLANTIC BANCORP Operating Net Income: 4Q'06 $3.6 Million BankAtlantic 1GAAP Income from Continuing Operations adjusted as shown on slide #32 Operating Net Income: 4Q'06 $(2.6) Million Parent Company

Income from Continuing Operations1 (in Millions) $53.3 $42.5 $26.9 Operating Net Income2 (in Millions) $46.1 $54.9 $26.8 Return on Tangible Equity from Continuing Operations1 15.07% 10.07% 6.00% Operating return on Tangible Equity2 13.05% 13.01% 5.98% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #32 2GAAP Income from Continuing Operations adjusted for the items shown on slide #32 KEY FINANCIAL HIGHLIGHTS 2004 2005 2006 BANKATLANTIC BANCORP

Income/(Loss) from Continuing Ops.1 (in Millions) $(2.2) $1.0 +148.4% Operating Net Income2 (in Millions) $7.8 $1.0 - 86.6% Return on Tangible Equity from Continuing Operations1 -1.32% 0.92% Operating return on Tangible Equity2 6.92% 0.92% 1Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #32 2GAAP Income from Continuing Operations adjusted as shown on slide #32 BANKATLANTIC BANCORP KEY FINANCIAL HIGHLIGHTS 4Q'06 vs. 4Q'05 4Q'06 4Q'05

INCOME FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 2006 Income from Continuing Ops 21.598 28.952 53.285 42.526 26.879 CONSOLIDATED 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #32 Compound Growth 5.6% Dollars in Millions

EPS TREND FROM CONTINUING OPERATIONS1 2002 2003 2004 2005 2006 EPS Trend from Continuing Operations 0.36 0.46 0.85 0.67 0.43 CONSOLIDATED Compound Growth 4.5% 1 Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #32

ANNUAL RETURN BBX S&P 500 2001 140.08% - 9.34% 2002 2.91% - 22.56% 2003 99.52% 24.54% 2004 35.68% 11.21% 2005 - 28.59% 5.77% 2006 -2.55% 13.92 % BANKATLANTIC BANCORP

FORWARD-LOOKING INFORMATION Except for historical information contained herein, the matters discussed in this presentation contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that involve substantial risks and uncertainties. Actual results, performance, or achievements could differ materially from those contemplated, expressed, or implied by the forward-looking statements contained herein. These forward-looking statements are based largely on the expectations of BankAtlantic Bancorp, Inc. (“the Company”) and involve to a number of risks and uncertainties that are subject to change based on factors which are, in many instances, beyond the Company’s control. These include, but are not limited to, risks and uncertainties associated with: the impact of economic, competitive and other factors affecting the Company and its operations, markets, products and services; credit risks and loan losses, and the related sufficiency of the allowance for loan losses, including the impact on the credit quality of our loans of changes in the real estate markets in our trade area and where our collateral is located; changes in interest rates and the effects of, and changes in, trade, monetary and fiscal policies and laws including their impact on the bank’s net interest margin; adverse conditions in the stock market, the public debt market and other capital markets and the impact of such conditions on our activities and the value of our assets; BankAtlantic’s seven-day banking initiatives and other growth, marketing or advertising initiatives not resulting in continued growth of core deposits or producing results which do not justify their costs; the success of our expenses discipline initiatives; BankAtlantic’s new store expansion program, successfully opening the anticipated number of new stores in 2007 and achieving growth and profitability at the stores; and the impact of periodic testing of goodwill and other intangible assets for impairment. Past performance, actual or estimated new account openings and growth rate may not be indicative of future results. The Company cautions that the foregoing factors are not exclusive. In addition to the risks and factors identified above, reference is also made to other risks and factors detailed in reports filed by the Company with the Securities and Exchange Commission.

Total Assets $6.5 Billion Billion +0.4% Total Deposits $3.9 Billion Billion +3.0% Total Loans (Net) $4.6 Billion Billion -0.6% Income from Continuing Ops (a) $1.0 Million Million +148.4% Operating Net Income (b) $1.0 Million Million -86.6% EPS from Continuing Ops (a) $0.02 +148.9% EPS from Operating Net Income(b) $0.02 -86.5% FINANCIAL HIGHLIGHTS 4Q'06 vs 4Q'05 4Q'06 CONSOLIDATED (as of December 31, 2006) Income before discontinued operations, extraordinary items and the cumulative effect of a change in accounting principle, as shown on slide #32 (b) GAAP Income from Continuing Operations adjusted for the items shown on slide #32

CONSOLIDATED RECONCILIATION OF GAAP, CONTINUING OPERATIONS AND OPERATING EARNINGS NET INCOME (GAAP) $ 50,335 $67,717 $70,768 $59,182 $ 15,387 Income/(Loss) from disc. ops. (20,095) (38,765) (17,483) (16,656) 11,492 Cumulative effect of a change in actg prin. 15,107 Gruntal extra. item (23,749) INCOME FROM CONTINUING OPERATIONS $21,598 $28,952 $53,285 $42,526 $26,879 Restructuring acquisition charges 5,398 Losses/(Gains) from debt redemption 2,031 8,153 7,632 (46) Reserve for compliance deficiencies 10,000 Litigation (14,785) Securities impairment 12,220 Bank facilities impairment 2,409 OPERATING NET INCOME $41,247 $37,105 $46,132 $54,935 $26,833 DILUTED: EPS GAAP $0.81 $1.08 $1.11 $0.92 $0.25 DILUTED: EPS CONTINUING OPERATIONS $0.36 $0.46 $0.85 $0.67 $0.43 DILUTED: EPS OPERATING NET INCOME $0.67 $0.60 $0.73 $0.87 $0.43 FY 2002 FY 2003 FY 2004 FY 2005 FY 2006 Dollars in Thousands, except for EPS

BANK OPERATIONS 2002 2003 2004 2005 2006 Deposit Cost of Funds (including impact of free funding from DDAs) 2.20% 1.23% 0.88% 1.10% 1.55% Borrowing Cost of Funds (other interest bearing liabilities) 4.35% 4.11% 3.45% 4.13% 5.29% Total Cost of Funds 2.98% 2.21% 1.59% 2.19% 2.66% FUNDING COSTS

Residential $2,162 46.6% +6.1% Commercial Real Estate 1,442 31.1% -17.7% Consumer 593 12.8% +8.8% Small Business 285 6.1% +20.7% Corporate 157 3.4% +74.8% Total Loans $4,639 100% -0.5% 4Q'06 Gross Outstandings % of Total 4Q'06 vs 4Q'05 Period-end Balances, Millions LOAN COMPOSITION BANK OPERATIONS